Exhibit 99.(14)

CONSENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in this Post-Effective Amendment to Registration Statement No. 333-153085 on Form N-6 of our report dated February 28, 2024, relating to the financial statements and financial highlights of Pacific Select Exec Separate Account of Pacific Life & Annuity Company comprised of Core Income Class I, Diversified Bond Class I, Floating Rate Income Class I, High Yield Bond Class I, Inflation Managed Class I, Managed Bond Class I, Short Duration Bond Class I, Emerging Markets Debt Class I, Dividend Growth Class I, Equity Index Class I, Focused Growth Class I, Growth Class I, Large-Cap Core Class I, Large-Cap Growth Class I, Large-Cap Value Class I, Mid-Cap Equity Class I, Mid-Cap Growth Class I, Mid-Cap Value Class I, Small-Cap Equity Class I, Small-Cap Growth Class I, Small-Cap Index Class I, Small-Cap Value Class I, Value Class I, Value Advantage Class I, Emerging Markets Class I, International Large-Cap Class I, International Small-Cap Class I, International Value Class I, Health Sciences Class I, Real Estate Class I, Technology Class I, Pacific Dynamix - Conservative Growth Class I, Pacific Dynamix - Moderate Growth Class I, Pacific Dynamix - Growth Class I, Portfolio Optimization Moderate-Conservative Class I, Portfolio Optimization Moderate Class I, Portfolio Optimization Growth Class I, Portfolio Optimization Aggressive-Growth Class I, Invesco® V.I. EQV International Equity Series II, Invesco® V.I. Global Series II, Invesco® V.I. Main Street Small Cap Fund® Series I, American Century VP Mid Cap Value Class II, American Funds IS Asset Allocation Class 4, American Funds IS Growth Class 4, American Funds IS Growth-Income Class 4, BlackRock® 60/40 Target Allocation ETF V.I. Class I, BlackRock® Basic Value V.I. Class III, BlackRock® Global Allocation V.I. Class III, BNY Mellon VIF Appreciation Service Shares, Fidelity® VIP Contrafund® Service Class 2, Fidelity® VIP Freedom 2015 PortfolioSM Service Class 2, Fidelity® VIP Freedom 2020 PortfolioSM Service Class 2, Fidelity® VIP Freedom 2025 PortfolioSM Service Class 2, Fidelity® VIP Freedom 2030 PortfolioSM Service Class 2, Fidelity® VIP Freedom 2035 PortfolioSM Service Class 2, Fidelity® VIP Freedom 2045 PortfolioSM Service Class 2, Fidelity® VIP Government Money Market Service Class, Fidelity® VIP Growth Service Class 2, Fidelity® VIP Mid Cap Service Class 2, Fidelity® VIP Value Strategies Service Class 2, Templeton Foreign VIP Class 2, Templeton Global Bond VIP Class 2, Janus Henderson Enterprise Service Shares, Janus Henderson Overseas Service Shares, Lazard Retirement Global Dynamic Multi-Asset Service Shares, ClearBridge Variable Aggressive Growth - Class II, ClearBridge Variable Mid Cap - Class II, Lord Abbett Bond Debenture Class VC, Lord Abbett Developing Growth Class VC, Lord Abbett Fundamental Equity Class VC, Lord Abbett Total Return Class VC, M Capital Appreciation, M International Equity, M Large Cap Growth, M Large Cap Value, MFS® New Discovery Series - Service Class, MFS® Utilities Series - Service Class, MFS® Value Series - Service Class, Neuberger Berman Sustainable Equity Class I, PIMCO Global Managed Asset Allocation - Advisor Class, PIMCO Income - Administrative Class, Royce Micro-Cap Service Class, State Street Total Return V.I.S. Class 3, T. Rowe Price Blue Chip Growth - II, T. Rowe Price Equity Income – II and VanEck VIP Global Resources Initial Class, appearing in the Statement of Additional Information, which is incorporated by reference in such Registration Statement, and to the reference to us under the heading "Independent Registered Public Accounting Firm and Independent Auditors” in the Statement of Additional Information, which is incorporated by reference in such Registration Statement.

/s/ DELOITTE & TOUCHE LLP

Costa Mesa, California
October 16, 2024

CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Post-Effective Amendment to the Registration Statement No. 333-153085 on Form N-6 of our report dated March 29, 2024 related to the statutory-basis financial statements of Pacific Life & Annuity Company as of December 31, 2023 and 2022, and for each of the three years in the period ended December 31, 2023, appearing in the Statement of Additional Information, which is incorporated by reference in such Registration Statement, and to the references to us under the heading "Independent Registered Public Accounting Firm and Independent Auditors" in the Statement of Additional Information, which is incorporated by reference in such Registration Statement.

/s/ DELOITTE & TOUCHE LLP

Costa Mesa, California

October 16, 2024